Exhibit 10.1

                              EMPLOYMENT AGREEMENT
                              --------------------


     THIS AGREEMENT (the "Agreement") to be effective as of 30th day of July, 2001 (the "Effective Date"), between Omega Healthcare Investors, Inc. (the "Company"), R. Lee Crabill, Jr. (the "Executive").

                                  INTRODUCTION
                                  ------------

     The Company and the Executive desire to enter into this Agreement confirming the terms of the Executive's employment.

         NOW, THEREFORE, the parties agree as follows:

1.       Terms and Conditions of Employment.
         -----------------------------------

         (a) Employment. During the Term, Company will employ the Executive, and the Executive will serve as the Senior Vice President of Operations of the Company on a full-time basis and will have such responsibilities and authority as may from time to time be assigned to the Executive by the Chief Executive Officer of the Company. The Executive will report to the Chief Executive Officer of the Company. The Executive's primary office will be at the Company's headquarters in such geographic location within the United States as may be determined by the Company. Executive will relocate his primary residence to the Baltimore, Maryland area by no later than January 1, 2002.

         (b) Exclusivity. Throughout the Executive's employment hereunder, the Executive shall devote substantially all of the Executive's time, energy and skill during regular business hours to the performance of the duties of the Executive's employment, shall faithfully and industriously perform such duties, and shall diligently follow and implement all management policies and decisions of the Company; provided, however, that this provision is not intended to prevent the Executive from managing his investments, so long as he gives his duties to the Company first priority and such investment activities do not interfere with his performance of duties for the Company. Notwithstanding the foregoing, other than with regard to the Executive's duties to the Company, the Executive will not accept any other employment during the Term, perform any consulting services during the Term, or serve on the board of directors or governing body of any other business, except with the prior written consent of the Board of Directors. Further, the Executive has disclosed on Exhibit A hereto, all of his healthcare related investments, and agrees during the Term not to make any investments during the term hereof except as a passive investor.

2.       Compensation.
         -------------

         (a) Base Salary. Beginning on the date of this Agreement, the Company shall pay the Executive base salary of $215,000 per annum, which base salary will be subject to review effective as of January 1, 2003, and at least annually thereafter, by the Company for possible increases. The base salary shall be payable in equal installments, no less frequently than bi-monthly, in accordance with the Company's regular payroll practices.

         (b) Bonus. The Executive shall be eligible for an annual bonus of up to 50% of the Executive's annual base salary ("Bonus"), which Bonus, if any, shall be payable as soon as feasible following the year the Bonus is earned. The Bonus criteria shall be determined in the discretion of the Compensation Committee of the Board of Directors of the Company and shall consist of such objective, subjective and personal performance goals as the Compensation Committee shall determine appropriate. The Compensation Committee will prorate the Bonus for the year ending December 31, 2001, for the partial year the Executive works in 2001. The Bonus for any calendar year will be earned and accrued for that year only if the Executive remains employed by the Company through the last day of the year.

         (c) Stock Option. As of the Effective Date, the Company shall grant the Executive stock options to purchase 175,000 shares of the common stock of the Company at an exercise price per share equal to the weighted average trading price of the Company's common stock as of the trading day immediately preceding the Effective Date. A portion of the options will be designated as an "incentive stock option" (within the meaning of Section 422 of the Internal Revenue Code) as of the date of grant as to the maximum number of shares permitted under
Section 422(d) of the Internal Revenue Code, based on the assumption, solely for purposes of determining such maximum number, that the Executive remains employed with the Company for four years from the date of grant and vests accordingly pursuant to the vesting schedule set forth in the form of incentive stock option agreement attached hereto as an Exhibit. The balance will be designated as a nonqualified stock option as of the date of grant. [Assuming an exercise price of $3.00 per share (approximate current trading price) and continuous employment through the ISO Vesting Schedule (defined below), under those assumptions, the portion of the options designated as incentive stock options as of the date of grant would be for 133,333 shares (i.e. 33,333 shares (or $100,000/$3.00) first vesting and exercisable in each of 2002, 2003, 2004, and 2005.) The "ISO Vesting Schedule shall mean (1) the portion of the option for a number of shares equal to $100,000 divided by the exercise price per share vesting on December 31, 2002, (2) the portion of the option for 50% of the shares minus the number of shares in clause (1), vesting after 2 years, and (3) the portion of the option for 25% of the shares vesting ratably each month in 2004, and (4) the portion of the option for the remaining 25% of the shares vesting ratably each month over the first six months in 2005.] Such stock options shall be subject to the terms of the stock option award agreements (attached hereto as Exhibits) and the terms of the applicable stock option plan maintained by the Company.

         (d) Expenses. The Executive shall be entitled to be reimbursed in accordance with Company policy for reasonable and necessary expenses incurred by the Executive in connection with the performance of the Executive's duties of employment hereunder; provided, however, the Executive shall, as a condition of such reimbursement, submit verification of the nature and amount of such expenses in accordance with the reasonable reimbursement policies from time to time adopted by the Company. Until January 1, 2002, or the date the Executive relocates his primary residence to the Baltimore, Maryland area, if earlier, the Company will reimburse the Executive for his reasonable travel expenses between the Baltimore area and the Executive's existing primary residence. The Company will reimburse the Executive for certain expenses in connection with the relocation, by January 1, 2002, of his primary residence from Augusta, Georgia to the Baltimore, Maryland area in accordance with the policy attached hereto as Exhibit B.

         (e) Vacation. The Executive shall be entitled to vacation in accordance with the terms of Company policy.

         (f) Benefits. In addition to the benefits payable to the Executive specifically described herein, the Executive shall be entitled to such benefits as generally may be made available to all other Executives of the Company from time to time; provided, however, that nothing contained herein shall require the establishment or continuation of any particular plan or program.

         (g) Withholding. All payments pursuant to this Agreement shall be reduced for any applicable state, local, or federal tax withholding obligations.

3.       Term, Termination and Termination Payments.
         -------------------------------------------

         (a) Term. The term of this Agreement shall begin as of the Effective Date. It shall continue through the fourth anniversary of the Effective Date (the "Term").

         (b) Termination. This Agreement and the employment of the Executive by the Company hereunder may only be terminated: (i) by expiration of the Term;
(ii) by mutual agreement of the parties; (ii) by the Company without Cause;
(iii) by the Executive for Good Reason; (iv) by the Company or the Executive due to the Disability of the Executive; (v) by the Company for Cause; or (vi) by the Executive for any reason in his sole discretion, upon at least sixty (60) days prior written notice to the Company. This Agreement shall also terminate immediately upon the death of the Executive. Notice of termination by any party shall be given prior to termination in writing and shall specify the basis for termination and the effective date of termination. Notice of termination for Cause by the Company or Good Reason by the Executive shall specify the basis for termination for Cause or Good Reason, as applicable. The Executive shall not be entitled to any payments or benefits after the effective date of the termination of this Agreement, except for base salary pursuant to Section 2(a) accrued up to the effective date of termination, any unpaid earned and accrued Bonus, if any, pursuant to Section 2(b), as provided under the terms of the stock option referred to in Section 2(c), and expenses required to be reimbursed pursuant to
Section 2(d). The expiration of the Term shall not be deemed to result in termination without Cause by the Company or termination for Good Reason by the Executive.

         (c) Termination by the Company without Cause or by the Executive for Good Reason. In the event the employment of the Executive is terminated by the Company without Cause or by the Executive for Good Reason, the Company will continue to pay the Executive the sum of (i) his base salary pursuant to Section 2(a) hereof for a period of the shorter of twelve months following the date of termination or the then remaining Term, in either case on the same schedule as if the Executive had continued to perform services for such period and (ii) an amount equal to the Bonus actually paid to Executive during the prior year, paid in twelve monthly equal installments. In the event a termination occurs under this Section 3(c) prior to December 31, 2002, Executive's stock options will vest pro-rata based on the number of months of Executive's employment with the Company. As a condition to the payment of any severance pay hereunder, the Executive shall be required to execute and not revoke within the revocation period provided therein, the Release.

         (d) Survival. The covenants in Sections 4, 5, and 6 hereof shall survive the termination of this Agreement and shall not be extinguished thereby.

4.       Ownership and Protection of Proprietary Information.
         ----------------------------------------------------

         (a) Confidentiality. All Confidential Information and Trade Secrets and all physical embodiments thereof received or developed by the Executive while employed by the Company are confidential to and are and will remain the sole and exclusive property of the Company. Except to the extent necessary to perform the duties assigned by the Company hereunder, the Executive will hold such Confidential Information and Trade Secrets in trust and strictest confidence, and will not use, reproduce, distribute, disclose or otherwise disseminate the Confidential Information and Trade Secrets or any physical embodiments thereof and may in no event take any action causing or fail to take the action necessary in order to prevent, any Confidential Information and Trade Secrets disclosed to or developed by the Executive to lose its character or cease to qualify as Confidential Information or Trade Secrets.

         (b) Return of Company Property. Upon request by the Company, and in any event upon termination of this Agreement for any reason, as a prior condition to receiving any final compensation hereunder (including any payments pursuant to Section 3 hereof), the Executive will promptly deliver to the Company all property belonging to the Company, including, without limitation, all Confidential Information and Trade Secrets (and all embodiments thereof) then in the Executive's custody, control or possession.

         (c) Survival. The covenants of confidentiality set forth herein will apply on and after the date hereof to any Confidential Information and Trade Secrets disclosed by the Company or developed by the Executive prior to or after the date hereof. The covenants restricting the use of Confidential Information will continue and be maintained by the Executive for a period of two years following the termination of this Agreement. The covenants restricting the use of Trade Secrets will continue and be maintained by the Executive following termination of this Agreement for so long as permitted by the governing law.

5.       Non-Competition and Non-Solicitation Provisions.
         ------------------------------------------------

         (a) The Executive agrees that during the Applicable Period, the Executive will not (except on behalf of or with the prior written consent of the Company, which consent may be withheld in Company's sole discretion), within the Area either directly or indirectly, on his own behalf, or in the service of or on behalf of others, engage in or provide managerial services or management consulting services to, any Competing Business. The Executive acknowledges and agrees that the Business of the Company is conducted in the Area.

         (b) The Executive agrees that during the Applicable Period, he will not, either directly or indirectly, on his own behalf or in the service of or on behalf of others solicit, divert or appropriate, or attempt to solicit, divert or appropriate, to a Competing Business, any individual or entity which is an actual or, to his knowledge, actively sought prospective client or customer of the Company or any of its Affiliates (determined as of date of termination of employment) with whom he had material contact while he was an Executive of the Company.

         (c) The Executive agrees that during the Applicable Period, he will not, either directly or indirectly, on his own behalf or in the service of or on behalf of others, solicit, divert or hire, or attempt to solicit, divert or hire, or encourage to go to work for anyone other than the Company or its Affiliates, any person that is a management level or key employee of the Company or an Affiliate.

         (d) The Executive agrees that during the Applicable Period, he will not take any action that is adverse to the interests of the Company or any of its Affiliates or make any statement (written or oral) that could reasonably be perceived as disparaging to the Company or any person or entity that he reasonably should know is an Affiliate of the Company or any statement (written or oral) that is damaging to the commercial interests of the Company or any person or entity that he reasonably should know is an Affiliate of the Company.

         (e) In the event that this Section 5 is determined by a court which has jurisdiction to be unenforceable in part or in whole, it shall be deemed to be revised to the minimum extent necessary to be enforceable to the maximum extent permitted by law.

6.       Agreements with Former Employer or Business/Noninterference with Duties
         -----------------------------------------------------------------------
         /No Litigation.
         ---------------

         The Executive hereby represents, warrants, and covenants that he is not and shall not be, during the period of time which begins as of the Effective Date and extends through the Term, subject to any employment or consulting agreement or other document, with another employer or with any business as to which the Executive's employment by the Company and provision of services in the capacity contemplated herein would be a breach. The Executive hereby represents, warrants, and covenants that he is not and shall not be subject to any agreement which prohibits the Executive during the period of time which begins as of the Effective Date and extends through the Term from any of the following: (i) providing services for the Company in the capacity contemplated by this Agreement; (ii) competing with, or in any way participating in a business which includes the Company's business; (iii) soliciting personnel of such former employer or other business to leave such former employer's employment or to leave such other business; or (iv) soliciting customers of such former employer or other business on behalf of another business. Further, the Executive is not aware of the existence of any circumstances that could materially interfere with his duties under this Agreement, and the Executive represents and warrants that there is no pending or threatened litigation against him.

7.       Remedies and Enforceability.
         ----------------------------

         The Executive agrees that the covenants, agreements, and representations contained in Sections 4, 5, and 6 hereof are of the essence of this Agreement; that each of such covenants are reasonable and necessary to protect and preserve the interests and properties of the Company; that irreparable loss and damage will be suffered by the Company should the Executive breach any of such covenants and agreements; that each of such covenants and agreements is separate, distinct and severable not only from the other of such covenants and agreements but also from the other and remaining provisions of this Agreement; that the unenforceability of any such covenant or agreement shall not affect the validity or enforceability of any other such covenant or agreements or any other provision or provisions of this Agreement; and that, in addition to other remedies available to it, including, without limitation, termination of the Executive's employment for cause, the Company shall be entitled to seek both temporary and permanent injunctions to prevent a breach or contemplated breach by the Executive of any of such covenants or agreements.

8.       Notice.
         -------

         All notices, requests, demands and other communications required hereunder shall be in writing and shall be deemed to have been duly given if delivered or if mailed, by United States certified or registered mail, prepaid to the party to which the same is directed at the following addresses (or at such other addresses as shall be given in writing by the parties to one another):

         If to the Company:                     Omega Healthcare Investors, Inc.
                                                900 Victors Way
                                                Suite 350
                                                Ann Arbor, MI  48108
                                                Attn:    Chairman

         If to the Executive:                   R. Lee Crabill, Jr.
                                                900 Victors Way
                                                Suite 350
                                                Ann Arbor, MI  48108

Notices delivered in person shall be effective on the date of delivery. Notices delivered by mail as aforesaid shall be effective upon the third calendar day subsequent to the postmark date thereof.

9.       Miscellaneous.
         --------------

         (a) Assignment. The rights and obligations of the Company under this Agreement shall inure to the benefit of the Company's successors and assigns. This Agreement may be assigned by the Company to any legal successor to the Company's business or to an entity that purchases all or substantially all of the assets of the Company, but not otherwise without the prior written consent of the Executive. In the event the Company assigns this Agreement as permitted by this Agreement and the Executive remains employed by the assignee, the "Company" as defined herein will refer to the assignee and the Executive will not be deemed to have terminated his employment hereunder until the Executive terminates his employment with the assignee. The Executive may not assign this Agreement.

         (b) Waiver. The waiver of any breach of this Agreement by any party shall not be effective unless in writing, and no such waiver shall constitute the waiver of the same or another breach on a subsequent occasion.

         (c) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Maryland. The parties agree that any appropriate state or federal court located in Ann Arbor, Michigan shall have jurisdiction of any case or controversy arising under or in connection with this Agreement and shall be a proper forum in which to adjudicate such case or controversy. The parties consent to the jurisdiction of such courts. Notwithstanding the foregoing, if requested by the Company, in connection with any relocation of the Company's headquarters to another state, the Executive will enter into an amendment to this Agreement to make it governed by such state's laws and subject to the jurisdiction of the appropriate state or federal courts located in such state.

         (d) Entire Agreement. This Agreement embodies the entire agreement of the parties hereto relating to the subject matter hereof and supersedes all oral agreements, and to the extent inconsistent with the terms hereof, all other written agreements.

         (e) Amendment. This Agreement may not be modified, amended, supplemented or terminated except by a written instrument executed by the parties hereto.

         (f) Severability. Each of the covenants and agreements hereinabove contained shall be deemed separate, severable and independent covenants, and in the event that any covenant shall be declared invalid by any court of competent jurisdiction, such invalidity shall not in any manner affect or impair the validity or enforceability of any other part or provision of such covenant or of any other covenant contained herein.

         (g) Captions and Section Headings. Except as set forth in Section 10 hereof, captions and section headings used herein are for convenience only and are not a part of this Agreement and shall not be used in construing it.

10.      Definitions
         -----------

         (a) "Affiliate" means any person, firm, corporation, partnership, association or entity that, directly or indirectly or through one or more intermediaries, controls, is controlled by or is under common control with the Company.

         (b) "Applicable Period" means the period commencing as of the date of this Agreement and ending twelve months after the termination of the Executive's employment with the Company or any of its Affiliates.

         (c) "Area" means Alabama, Arizona, Arkansas, California, Colorado, Florida, Georgia, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Massachusetts, Michigan, Missouri, Nevada, New Hampshire, North Carolina, Ohio, Oklahoma, Pennsylvania, Tennessee, Texas, Utah, Washington, and West Virginia, and such other states where the Company or its subsidiaries may materially do business during the Term.

         (d) "Business of the Company" means any business with the primary purpose of leasing assets to healthcare operators, or financing the ownership or operation of, senior housing, long-term care facilities, assisted living facilities, retirement housing facilities, or other healthcare related real estate, and ancillary financing businesses relating to any of the foregoing.

         (e) "Cause" the occurrence of any of the following events:

                  (i) willful refusal by the Executive to follow a lawful direction of the CEO and/or the Board of Directors of the Company, provided the direction is not materially inconsistent with the duties or responsibilities of the Executive's position as Senior Vice President of Operations of the Company, which refusal continues after the CEO and/or the Board of Directors has again given the direction;

                  (ii) willful misconduct or reckless disregard by the Executive of his duties or of the interest or property of the Company;

                  (iii) intentional disclosure by the Executive to an unauthorized person of Confidential Information or Trade Secrets, which causes material harm to the Company;

                  (iv) any act by the Executive of fraud, material misappropriation, significant dishonesty, or act involving moral turpitude;

                  (v)  commission by the Executive of a felony; or

                  (vi) a material breach of this Agreement by the Executive, provided that the nature of such breach shall be set forth with reasonable particularity in a written notice to the Executive who shall have ten (10) days following delivery of such notice to cure such alleged breach, provided that such breach is, in the reasonable discretion of the Board of Directors, susceptible to a cure.

         (f) "Competing Business" means any person, firm, corporation, joint venture, or other business that is engaged in the Business of the Company.

         (g) "Confidential Information" means data and information relating to the Business of the Company or an Affiliate (which does not rise to the status of a Trade Secret) which is or has been disclosed to the Executive or of which the Executive became aware as a consequence of or through his relationship to the Company or an Affiliate and which has value to the Company or an Affiliate and is not generally known to its competitors. Confidential Information shall not include any data or information that has been voluntarily disclosed to the public by the Company or an Affiliate (except where such public disclosure has been made by the Executive without authorization) or that has been independently developed and disclosed by others, or that otherwise enters the public domain through lawful means without breach of any obligations of confidentiality owed to the Company or any of its Affiliates.

         (h) "Disability" means the inability of the Executive to perform the material duties of his position as Chief Executive Officer hereunder due to a physical, mental, or emotional impairment, for a ninety (90) consecutive day period or for aggregate of one hundred eighty (180) days during any three hundred sixty-five (365) day period.

         (i) "Good Reason" means the occurrence of all of the events listed in either (i) or (ii) below:

                  (i)      (A) the Company materially breaches this Agreement;

                           (B) the Executive gives written notice to the Company
                  of the facts and circumstances constituting the breach of the Agreement within ten (10) days following the occurrence of the breach;

                           (C) the Company  fails to remedy the breach  within
                  ten (10) days following the Executive's written notice of the breach; and

                           (D) the Executive terminates his employment and this
                  Agreement within ten (10) days following the Company's failure to remedy the breach.

                  (ii) (A) the Company relocates the Executive's primary place of employment to a new location (other than a location in the Ann Arbor, Michigan area, or the Baltimore, Maryland area), that is more than fifty (50) miles from its current location, without the Executive's consent; and

                           (B) the Executive provides the Company with written
                  notice of intent to terminate employment for a reason specified by the Executive pursuant to Section 10(ii)(A) above at least thirty days prior to the effective date of termination of employment(such termination to occur only during the period of January 1 through January 31 of the year following the calendar year in which the relocation occurred); and the Executive does in fact terminate employment during the period of January 1 through January 31 of the year following the calendar year in which the relocation occurred.

         (j) "Release" means a comprehensive release, covenant not to sue, and non-disparagement agreement from the Executive in favor of the Company, its executives, officers, directors, Affiliates, and all related parties, in such form as the Company may provide to the Executive in its sole discretion.

         (k)  "Term" has the meaning as set forth in Section 3(a) hereof.

         (l) "Trade Secrets" means information including, but not limited to, technical or nontechnical data, formulae, patterns, compilations, programs, devices, methods, techniques, drawings, processes, financial data, financial plans, product plans or lists of actual or potential customers or suppliers which (i) derives economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use, and (ii) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy.


                         [SIGNATURES ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the Company and the Executive have each executed and delivered this Agreement as of the date first shown above.

                                                COMPANY:

                                                OMEGA HEALTHCARE INVESTORS, INC.


                                                By:/s/ C. TAYLOR PICKETT
                                                   ------------------------
                                                       C. Taylor Pickett, CEO


                                                THE EXECUTIVE:



                                                /s/  R. LEE CRABILL, JR.
                                                --------------------------

                                    EXHIBIT A

------------------------------------------------------------ -------------------
Investment                                                   Ownership
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------

------------------------------------------------------------ -------------------

                                   Exhibit B

        Policy Governing Reimbursement of Moving and Relocation Expenses

Conditions

If the Executive's employment with the Company is terminated for any reason whatsoever before the expiration of the Term (except by the Company without Cause or by the Executive for Good Reason), the Executive will refund to the Company the gross amount of moving and relocation reimbursements, i.e., actual payments received by Executive and any payments to third parties on the Executive's behalf, plus income tax gross-up, plus all taxes deducted that relate to those payments. The amount to be repaid will be prorated on a monthly basis such that for each full month during which the Executive remains in the employ of the Company, the amount to be repaid will be reduced by one-forty-eighth (1/48) of the gross reimbursement.

Expenses Incurred and Supported

Each expenditure to be reimbursed must be reasonable and necessary. Reimbursement is limited to the following expense categories, the parameters of which are discussed in more detail below:

o    House hunting
o    Temporary quarters
o    Home sale
o    Purchase of home
o    Travel (actual move to new job location)
o    Transportation and storage (household and personal goods)
o    Do-it-yourself moves
o    Income tax gross-up

House Hunting

House hunting expenses apply to the Executive, spouse, and dependent children who live with the Executive. They may be incurred while traveling between the new job location and old residence for the purpose of looking for new living accommodations at the new job location. The Executive may claim these expenses only if the travel is primarily to look for a place to live. A total of ten (10) days of expenses for house hunting may be claimed. These reimbursable expenses are:

o A maximum of two round trips for the Executive, two round trips for the spouse and one round trip for children in accompaniment of Executive or spouse.
o The cost of ground transportation, including parking fees and tolls, plus actual expenses, such as gas and oil (but not depreciation) for the use of car. Accurate records of each expense must be kept and the original receipts attached to travel voucher. In lieu of actual costs, reimbursement can be paid at 30 cents per mile. An automobile may be rented while visiting the new job location for the purpose of house hunting if a personal vehicle is not available.
o Airfare not to exceed the cost of air coach transportation. Every reasonable effort should be made to book flights in advance to obtain discounted travel.
o Lodging for the Executive, wife, and children. A night of combined lodging for the Executive and spouse or Executive, spouse, and children counts as one night.
o    The cost of meals for the Executive, wife, and children.

Other expenses, including the following expenses, are not reimbursable:

o    Entertainment, laundry, and other personal expenses.

Temporary Quarters

If the Executive cannot move immediately into a new residence, reasonable expenses at the new location are reimbursable. The following expenses are covered:

o   Lodging or rent until no later than January 1, 2002.

o Reasonable residential parking fees during the first thirty (30) days of temporary quarters.

o The cost of meals for the first seven (7) days of residence in temporary quarters for the Executive, wife, and children.

Other expenses, including the following expenses, are not reimbursable:

o Transportation, entertainment, living and other personal expenses of the Executive and family.

Home Sale

The following expenses related to the sale, by January 1, 2003, of a principal residence due to moving and relocating are reimbursable:

o Mortgage interest incurred by the Executive on the principal residence being sold for a period beginning after the Executive and his family have relocated their principal residence to Baltimore, Maryland area, the old principal residence is listed for sale, and the Executive has purchased a new principal residence in the Baltimore, Maryland area, and ending on the earlier of the date of sale of the old principal residence or six months after the beginning of the period.
o Actual expense of real estate commissions paid by the Executive to a third party seller's agent who is independent of the Executive.
o   Attorney's fees
o   Title fees
o   Escrow fees
o   Pest inspection
o   State transfer taxes

Other expenses, including the following expenses, are not reimbursable:

o Sales commissions and similar expenses if the Executive or a family member acts as a selling agent
o   Buyer's closing costs
o   Advertising and "fix-up" costs
o   Loss sustained on sale of residence
o   Real estate and capital gains taxes
o   Payment and repayment of interest
o   Mortgage penalties and buyers closing costs
o   Points or loan payment charges

Purchase of Home

Certain expenses related to the purchase, by January 1, 2002, of a home, incurred by an Executive relocating to the new job location, will be reimbursable. To qualify for reimbursement of these expenses, the home must be a replacement of a prior primary residence that the individual was required to sell, must be the initial home purchased by the individual on relocation, and must be a single-family residence. Reimbursement will not be approved for the purchase of a second residence, investment property, business property, or resort/vacation property at the new job location. Specific expenses will be reimbursed with the submission of supporting documentation that is signed by the buyer and seller. These reimbursable expenses are as follows:

o   Loan origination fee (not to exceed 1% of principal amount of mortgage loan)
o   Survey fee
o   Appraisal fee
o   Credit report
o   Home inspection fee, limited to one inspection
o   Title search
o   Recording fee
o   Title insurance
o   Attorney fee
o   Notary fees

Other expenses, including the following expenses, are not reimbursable:

o   Mortgage loan differential
o   Points and discount fees, and similar items
o   Utility deposits and/or connection fees
o   Real estate taxes, prepaid or otherwise
o   Capital gains taxes
o   Realtor fees related to purchasing
o   Remodeling or decoration expenses
o   Repair and maintenance costs
o   Homeowner insurance
o   Private mortgage insurance
o   Permit fees such as building, sewer and zoning
o   Deposit for rent
o   Homeowners Warranty Fees

Travel

When the Executive and family are traveling from the old residence to the new home, expenses for transportation, in-transit meals and lodging are reimbursable. Expenses are also reimbursable for the day of arrival at the new home. The following are allowed:

o Transportation expenses include parking and tolls, plus actual expenses, such as gas and oil (but not depreciation) for the use of personal car. Accurate records must be kept of each expense and original receipts attached to the travel voucher. In lieu of actual costs, payment can be made at 30 cents per mile.
o A single one-way trip not to exceed the cost of air-coach transportation for the Executive, wife and children may be incurred in place of automobile transportation.
o If the Executive must vacate the old residence due to furniture being moved, one day's meals and lodging at the former location are reimbursable.


Other expenses, including the following, are not reimbursable:

o Travel reimbursement does not include automobile rental, except for house hunting purposes.

Transportation and Storage of Household Goods and Personal Effects

Reasonable costs for storing and transporting personal goods by common carrier from the old residence to the new residence are reimbursable. The Executive is required to obtain three (3) bids for common carrier transportation. The lowest of the three (3) bids should be used for the moving of personal effects from the former residence. Copies of the three (3) bids should be provided to the Company prior to a formal commitment to utilize the common carrier. (Executives who receive common carrier services cannot also be reimbursed for "Do-it-yourself" moves as described in the next sub-paragraph.) The Company assumes no liability for any property damage resulting from the relocation.

o The actual costs paid for carrier transportation of the Executive's household goods and personal effects from the former residence to the new residence.

o A maximum of thirty (30) days temporary (in-transit) storage of household goods if the Executive cannot move immediately into the new residence.


Do-It Yourself Moves

If the Executive chooses to move himself/herself from the old residence to the new residence, the amount of the actual costs allowed will be included in the limitation. (If the Executive requests reimbursement for rental vehicle transportation, he cannot also request payment for common carrier expenses.) Actual costs are reimbursable, within the total limitation, with appropriate documentation.

The following are allowed:

o Rental of moving van, truck, trailer, hand truck, or other appropriate moving equipment, vehicles and supplies with rental Company receipt. Only one truck trip is reimbursable.
o Gas used by a rental truck during the move is reimbursable with proper receipts.
o   Rental of bicycle racks, trailer hitches, etc.
o The purchase of moving supplies, such as packing paper, boxes or cartons with appropriate receipts. The amount of such purchases must not exceed $500.
o Labor used during the move. Reimbursement is limited to a reasonable hourly wage with the maximum total being $500. A receipt from the individual employed with amount paid and signature must be attached to the reimbursement voucher.
o Tolls paid during the move are reimbursable provided the name of the facility (road, bridge, and tunnel) is provided.

Other expenses, including the following, are not reimbursable:

o   Purchase of a vehicle or equipment for moving.
o   Labor provided by the Executive or immediate family member(s).



Income Tax Gross-Up

For the expense reimbursement in this Exhibit B which the Company reports as taxable wages to the Executive and for which the Executive is not entitled to an income tax deduction or other allowance of any nature which has the effect of offsetting the Executive's taxable income, the Company will pay to the Executive before the end of the calendar year in which the expenses are reimbursed by the Company an income tax gross-up amount. The income tax gross-up amount will be that dollar amount that the Company determines will put the Executive in the same after-tax position (taking into account solely federal and state income taxes) as if such reimbursements had not been taxable income to him. As a condition to receiving the income tax gross-up, the Executive must provide substantiated written documentation to the Company before such year-end showing his estimated federal gross income before the gross-up, estimated federal adjusted gross income before the gross-up, estimated federal taxable income before the gross-up, and estimated marginal federal and state income tax rates applicable to the taxable reimbursements under this Exhibit B and the income tax gross-up. Immediately following the filing of the Executive's federal and state income tax returns for the calendar year in which the income tax gross-up was paid, the Executive will provide a copy of such returns to the Company. In the event that the Company determines that the amount of the income tax gross-up paid to the Executive was different than the actual amount required to put the Executive in the intended after-tax position, then the income tax gross-up shall then be adjusted by an appropriate amount by the Company paying the shortfall to the Executive or the Executive repaying the excess to the Company, as applicable.

Miscellaneous Expenses

Other miscellaneous and incidental expenses associated with relocating an Executive's household are not reimbursable. These include, but are not limited to:

o   Baby-sitting
o   Disconnecting and connecting appliances and utilities
o   Care of pets
o   Removing and installing antennas
o   Carpet and draperies
o   General cleaning

Reimbursement Rules and Guidelines

Payments will be made in accordance to IRS rules. Some of the reimbursable expenses are not included in the Executive's taxable income and some are included in the Executive's taxable income. At the date this policy was prepared, IRS regulations provide that moving expenses, which are excluded from taxable income, are the reasonable cost of:

o Moving household goods and personal effects from the former residence to the new residence (this includes common carrier), and
o Traveling (including lodging but not meals during the period of travel) from the former residence to the new place of residence.

This does not, however, constitute tax advice from the Company. Any expense reimbursements which the Company determines to constitute as taxable income to the Executive will be paid through the payroll system with the appropriate taxes withheld. In this case, the cash payment to the Executive will be net of tax withholding and the Executive will have to report the reimbursement to the IRS as taxable income and pay income taxes on the full amount of the taxable reimbursement, including the amount withheld for taxes.

Executive Responsibilities

Unless otherwise specified, all expenses submitted for reimbursement must be actual, reasonable, necessary, and within the Company's guidelines as stated above and below. The Executive is responsible for:

o Obtaining and submitting estimates from three companies and choosing the common carrier providing the lowest estimate.
o Obtaining and submitting original receipts and other documents that are necessary to support all claims for reimbursement.
o   Submitting claims within thirty (30) days after each expense is incurred.

Expense Reporting

Common Carrier Payments

The Company may pay third-party commercial moving companies directly. The Accounting office must receive the invoice signed by the Executive and the required three estimates before payment can be processed. The Executive is required to list this invoice on his/her travel reimbursement expense report as a Company paid item.

Payment

Accounting reviews all requests for completeness of documentation and then makes payment as follows:

o Payments for non-taxable expenses are paid directly to the Executive through the accounts payable process.
o Payments for taxable expenses are paid through the payroll process with applicable taxes withheld.
o Payments to third-parties are paid through the Accounts Payable process with Payroll notified so the appropriate notation can be made on the Form W-2 at year-end.

                                                                         EXHIBIT
                                                                         -------

                          INCENTIVE STOCK OPTION AWARD
                PURSUANT TO THE OMEGA HEALTHCARE INVESTORS, INC.
                            2000 STOCK INCENTIVE PLAN

     THIS AWARD is made as of the Grant Date, by OMEGA HEALTHCARE INVESTORS, INC. (the "Company") to R. Lee Crabill, Jr. (the "Optionee").

     Upon and subject to the Terms and Conditions attached hereto and incorporated herein by reference, the Company hereby awards as of the Grant Date to Optionee an incentive stock option (the "Option"), as described below, to purchase the Option Shares.

A. Grant Date: July 30, 2001.

B. Type of Option: Incentive Stock Option.

C. Plan (under which Option is granted): Omega Healthcare Investors, Inc. 2000 Stock Incentive Plan.

D. Option Shares: All or any part of 133,333 shares of the Company's common stock (the "Stock"), subject to adjustment as provided in the attached Terms and Conditions.

E. Exercise Price: $3.00 per share, subject to adjustment as provided in the attached Terms and Conditions. The Exercise Price is, in the judgment of the Committee, not less than 100% of the Fair Market Value of a share of Stock on the Grant Date.

F. Option Period: The Option may be exercised only during the Option Period which commences on the Grant Date and ends, generally, on the earliest of:

     (i) the tenth (10th) anniversary of the Grant Date;

     (ii) ninety (90) days following the date the Optionee ceases to be an employee of the Company or director of or consultant to the Company or an "Affiliate" (as defined in the Plan) for any reason other than death, "Disability" (as defined in the Plan) or termination of the Optionee's service by the Company or an Affiliate with Cause;

     (iii) the first anniversary of the date the Optionee ceases to be an employee or director of or consultant to the Company or an Affiliate due to death or Disability; or

     (iv) ten (10) days after the date the Optionee is given notice by the Company or an Affiliate that it is terminating his service for Cause;

     provided, however, that the Option may only be exercised as to the vested Option Shares determined pursuant to the Vesting Schedule. Note that other restrictions to exercising the Option, as described in the attached Terms and Conditions, may apply.

G. Vesting Schedule: The Option shall become vested in accordance with the vesting schedule attached hereto as Schedule 1.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the Company and Optionee have executed this Award as of the Grant Date set forth above.

                                             OMEGA HEALTHCARE INVESTORS, INC.


                                      By:   /s/ C. TAYLOR PICKETT
                                          --------------------------------------
                                            C. Taylor Pickett, President and CEO


                                             OPTIONEE


                                              /S/ R. LEE CRABILL
                                             ----------------------------------
                                             R. Lee Crabill, Jr.

                           TERMS AND CONDITIONS TO THE
                          INCENTIVE STOCK OPTION AWARD
                                 PURSUANT TO THE
                        OMEGA HEALTHCARE INVESTORS, INC.
                            2000 STOCK INCENTIVE PLAN

     1. Exercise of Option. Subject to the provisions provided herein or in the Award made pursuant to the Omega Healthcare Investors, Inc. 2000 Stock Incentive
Plan:

          (a) The Option may be exercised with respect to all or any portion of the vested Option Shares at any time during the Option Period by the delivery to the Company, at its principal place of business, of (i) a written notice of exercise in substantially the form attached hereto as
     Exhibit 1, which shall be actually delivered to the Company no earlier than thirty (30) and no later than ten (10) days prior to the date upon which Optionee desires to exercise all or any portion of the Option (unless such prior notice is waived by the Company) and (ii) payment to the Company of the Exercise Price multiplied by the number of shares being purchased (the "Purchase Price") in the manner provided in Subsection (b).

          (b) The Purchase Price shall be paid in full upon the exercise of an Option and no Option Shares shall be issued or delivered until full payment therefor has been made. Payment of the Purchase Price for all Option Shares purchased pursuant to the exercise of an Option shall be made in cash, certified check, or, alternatively, as follows:

               (i) by delivery to the Company of a number of shares of Stock which have been owned by the Optionee for at least six (6) months prior to the date of the Option's exercise, having a Fair Market Value, as determined under the Plan, on the date of exercise either equal to the Purchase Price or in combination with cash to equal the Purchase Price; or

               (ii) by receipt of the Purchase Price in cash from a broker, dealer or other "creditor" as defined by Regulation T issued by the Board of Governors of the Federal Reserve System following delivery by the Optionee to the Committee (defined in the Plan) of instructions in a form acceptable to the Committee regarding delivery to such broker, dealer or other creditor of that number of Option Shares with respect to which the Option is exercised.

Upon acceptance of such notice and receipt of payment in full of the Purchase Price and any tax withholding liability, to the extent applicable, Company shall cause to be issued a certificate representing the Option Shares purchased.

     2. Withholding. To the extent the Option is deemed to be a Non-Qualified Stock Option in accordance with Section 17, the Optionee must satisfy his federal, state, and local, if any, withholding taxes imposed by reason of the exercise of the Option either by paying to the Company the full amount of the withholding obligation (i) in cash; (ii) by tendering shares of Stock which have been owned by the Optionee for at least six (6) months prior to the date of exercise having a "Fair Market Value" (as defined in plan) equal to the withholding obligation; (iii) by electing, irrevocably and in writing (the "Withholding Election"), to have the smallest number of whole shares of Stock withheld by the Company which, when multiplied by the Fair Market Value of the Stock as of the date the Option is exercised, is sufficient to satisfy the amount of withholding tax; or (iv) by any combination of the above. Optionee may make a Withholding Election only if the following conditions are met:

          (a) The Withholding Election is made on or prior to the date on which the amount of tax required to be withheld is determined (the "Tax Date") by executing and delivering to the Company a properly completed Notice of Withholding Election in substantially the form attached hereto as Exhibit 2; and

          (b) any Withholding Election will be irrevocable; however, the Committee (as defined in the Plan) may, in its sole discretion, disapprove and give no effect to the Withholding Election.

     3. Rights as Shareholder. Until the stock certificates reflecting the Option Shares accruing to the Optionee upon exercise of the Option are issued to the Optionee, the Optionee shall have no rights as a shareholder with respect to such Option Shares. The Company shall make no adjustment for any dividends or distributions or other rights on or with respect to Option Shares for which the record date is prior to the issuance of that stock certificate, except as the Plan or this Award otherwise provides.

     4. Restriction on Transfer of Option and Option Shares. The Option evidenced hereby is nontransferable other than by will or the laws of descent and distribution, and, shall be exercisable during the lifetime of the Optionee only by the Optionee (or in the event of his Disability, by his legal representative) and after his death, only by legal representative of the Optionee's estate or by a person who acquired the right to exercise such option by bequest or inheritance or by reason of the death of the decedent,

     5. Changes in Capitalization.

          (a) The number of Option Shares and the Exercise Price shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or combination of shares or the payment of a stock dividend in shares of Stock to holders of outstanding shares of Stock or any other increase or decrease in the number of shares of Stock outstanding effected without receipt of consideration by the Company.

          (b) In the event of a merger, consolidation, extraordinary dividend, spin-off, sale of substantially all of the Company's assets or other material change in the capital structure of the Company or a tender offer for shares of Stock, or a Change in Control (each a "Corporate
     Transaction"), the Committee shall take such action to make such adjustments in the Option or the terms of this Award as the Committee, in its sole discretion, determines in good faith is necessary to reflect the terms of such Corporate Transaction so as to preserve the economic value of the Option determined as of the date of the Corporate Transaction or the Committee action, as the case may be, including, without limitation, adjusting the number and class of securities subject to the Option, with a corresponding adjustment made in the Exercise Price; substituting a new option to replace the Option; or accelerating the termination of the Option Period; or, terminating the Option in consideration of payment to Optionee of the excess of the then Fair Market Value of the Option Shares over the aggregate Exercise Price of the Option Shares. In determining economic value, the Committee need not take into account the possibility of future appreciation. Any determination made by the Committee pursuant to this
     Section 5(b) will be final and binding on the Optionee. Any action taken by the Committee need not treat all optionees equally.

          (c) The existence of the Plan and this Award shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

     6. Special Limitations on Exercise. Any exercise of the Option is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by the Option upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the delivery of shares thereunder, the delivery of any or all shares pursuant to the Option may be withheld unless and until such listing, registration or qualification shall have been effected. The Optionee shall deliver to the Company, prior to the exercise of the Option, such information, representations and warranties as the Company may reasonably request in order for the Company to be able to satisfy itself that the Option Shares being acquired in accordance with the terms of an applicable exemption from the securities registration requirements of applicable federal and state securities laws.

     7. Legend on Stock Certificates. Certificates evidencing the Option Shares, to the extent appropriate at the time, shall have noted conspicuously on the certificates a legend intended to give all persons full notice of the existence of the conditions, restrictions, rights and obligations set forth in this Award and in the Plan such as:

                             TRANSFER IS RESTRICTED
                             ----------------------

     THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, OR HYPOTHECATED UNLESS (1) THERE IS AN EFFECTIVE REGISTRATION UNDER SUCH ACT COVERING SUCH SECURITIES, (2) THE TRANSFER IS MADE IN COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR (3) THE ISSUER RECEIVES AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT.

     Optionee agrees that the Company may also endorse any other legends it deems necessary and advisable or as may be required by applicable federal or state securities laws.

     8. Governing Laws. This Award shall be construed, administered, and enforced according to the laws of the State of Michigan; provided, however, no option may be exercised except, in the reasonable judgment of the Board of Directors, in compliance with exemptions under applicable state securities laws of the state in which the Optionee resides, and/or any other applicable securities laws.

     9. Successors. This Award shall be binding upon and inure to the benefit of the heirs, legal representatives, successors, and permitted assigns of the parties.

     10. Notice. Except as otherwise specified herein, all notices and other communications under this Award shall be in writing and shall be deemed to have been given if personally delivered or if sent by registered or certified United States mail, return receipt requested, postage prepaid, addressed to the proposed recipient at the last known address of the recipient. Any party may designate any other address to which notices shall be sent by giving notice of the address to the other parties in the same manner as provided herein.

     11. Severability. In the event that any one or more of the provisions or portion thereof contained in this Award shall for any reason be held to be invalid, illegal or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of this Award, and this Award shall be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained herein.

     12. Entire Agreement. Subject to the terms and conditions of the Plan, this Award expresses the entire understanding and agreement of the parties. This Award may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

     13. Violation. Any transfer, pledge, sale, assignment, or hypothecation of the Option or any portion thereof shall be a violation of the terms of this Award and shall be void and without effect.

     14. Headings. Paragraph headings used herein are for convenience of reference only and shall not be considered in construing this Award.

     15. Specific Performance. In the event of any actual or threatened default in, or breach of, any of the terms, conditions, and provisions of this Award, the party or parties who are thereby aggrieved shall have the right to specific performance and injunction in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.

     16. No Right to Continued Employment. Neither the establishment of the Plan nor the award of Option Shares hereunder shall be construed as giving the Optionee the right to continued employment.

     17. Qualified Status of Option. The aggregate fair market value (determined as of the date an Incentive Stock Option is granted) of the shares of Stock with respect to which an Incentive Stock Option first becomes exercisable for the first time by an individual during any calendar year (under all plans of the individual's employer corporation and its parent and subsidiary corporations) shall not exceed $100,000 (determined as of the date of grant). The Exercise Price per share multiplied by the total number of Option Shares represents the aggregate fair market value of the Option Shares. To the extent the foregoing limitation is exceeded with respect to any portion of the Option Shares, such portion of the Option shall be deemed a Non-Qualified Stock Option.

     18. Definitions. As used in these Terms and Conditions and this Award,

          (a) "Cause" has the definition set forth in the Employment Agreement between the Company and the Employee dated July 30, 2001, as amended.

          (b) Other undefined and capitalized terms shall have the meaning set forth in the Omega Healthcare Investors, Inc. 2000 Stock Incentive Plan, where the context reasonably permits.

                                    EXHIBIT 1

                              NOTICE OF EXERCISE OF
                            STOCK OPTION TO PURCHASE
                                 COMMON STOCK OF
                        OMEGA HEALTHCARE INVESTORS, INC.


                                    Name:
                                          --------------------------------------
                                    Address:
                                            ------------------------------------
                                    Date:
                                           -------------------------------------

Omega Healthcare Investors, Inc.
900 Victors Way, Suite 350
Ann Arbor, Michigan  48108

Re:      Exercise of Incentive Stock Option

Dear Sir or Madam:

     Subject to acceptance hereof in writing by Omega Healthcare Investors, Inc. (the "Company") pursuant to the provisions of the Omega Healthcare Investors, Inc. 2000 Stock Incentive Plan, I hereby give at least ten (10) days but not more than thirty (30) days prior notice of my election to exercise options granted to me to purchase ______________ shares of Stock of the Company under the Incentive Stock Option Award (the "Award") pursuant to the Omega Healthcare Investors, Inc. 2000 Stock Incentive Plan dated as of ____________, ______. The purchase shall take place as of ____________, _____ (the "Exercise Date").

     On or before the Exercise Date, I will pay the applicable purchase price as follows:

         [ ] by delivery of cash or a certified check for $___________ for the full purchase price payable to the order of the Company.

         [ ] by delivery of a certified check for $___________ representing a portion of the purchase price with the balance to consist of shares of Stock that I have owned for at least six (6) months and that are represented by a stock certificate I will surrender to the Company with my endorsement. If the number of shares of Stock represented by such stock certificate exceed the number to be applied against the purchase price, I understand that a new stock certificate will be issued to me reflecting the excess number of shares.

         [ ] by delivery of a stock certificate representing shares of Stock that I have owned for at least six (6) months which I will surrender to the Company with my endorsement as payment of the purchase price. If the number of shares of Stock represented by such certificate exceed the number to be applied against the purchase price, I understand that a new certificate will be issued to me reflecting the excess number of shares.

         [ ] by delivery of the purchase price by ________________, a broker, dealer or other "creditor" as defined by Regulation T issued by the Board of Governors of the Federal Reserve System. I hereby authorize the Company to issue a stock certificate in the number of shares indicated above in the name of said broker, dealer or other creditor or its nominee pursuant to instructions received by the Company and to deliver said stock certificate directly to that broker, dealer or other creditor (or to such other party specified in the instructions received by the Company from the broker, dealer or other creditor) upon receipt of the purchase price.

     As soon as the stock certificate is registered in my name, please deliver it to me at the above address.

     If the Stock being acquired is not registered for issuance to and resale by the Optionee pursuant to an effective registration statement on Form S-8 (or successor form) filed under the Securities Act of 1933, as amended (the "1933 Act"), I hereby represent, warrant, covenant, and agree with the Company as follows:

     The shares of the Stock being acquired by me will be acquired for my own account without the participation of any other person, with the intent of holding the Stock for investment and without the intent of participating, directly or indirectly, in a distribution of the Stock and not with a view to, or for resale in connection with any distribution of the Stock, nor am I aware of the existence of any distribution of the Stock;

     I am not acquiring the Stock based upon any representation, oral or written, by any person with respect to the future value of, or income from, the Stock but rather upon an independent examination and judgment as to the prospects of the Company;

     The Stock was not offered to me by means of any publicly disseminated advertisements or sales literature, nor am I aware of any offers made to other persons by such means;

     I am able to bear the economic risks of the investment in the Stock, including the risk of a complete loss of my investment therein;

     I understand and agree that the Stock will be issued and sold to me without registration under any state law relating to the registration of securities for sale, and will be issued and sold in reliance on the exemptions from registration under the 1933 Act, provided by Sections 3(b) and/or 4(2) thereof and the rules and regulations promulgated thereunder;

     The Stock cannot be offered for sale, sold or transferred by me other than pursuant to: (A) an effective registration under the 1933 Act or in a transaction otherwise in compliance with the 1933 Act; and (B) evidence satisfactory to the Company of compliance with the applicable securities laws of other jurisdictions. The Company shall be entitled to rely upon an opinion of counsel satisfactory to it with respect to compliance with the above laws;

     The Company will be under no obligation to register the Stock or to comply with any exemption available for sale of the Stock without registration or filing, and the information or conditions necessary to permit routine sales of securities of the Company under Rule 144 under the 1933 Act may not now be available and no assurance has been given that it or they will become available. The Company is under no obligation to act in any manner so as to make Rule 144 available with respect to the Stock;

     I have and have had complete access to and the opportunity to review and make copies of all material documents related to the business of the Company, including, but not limited to, contracts, financial statements, tax returns, leases, deeds and other books and records. I have examined such of these documents as I wished and am familiar with the business and affairs of the Company. I realize that the purchase of the Stock is a speculative investment and that any possible profit therefrom is uncertain;

     I have had the opportunity to ask questions of and receive answers from the Company and any person acting on its behalf and to obtain all material information reasonably available with respect to the Company and its affairs. I have received all information and data with respect to the Company which I have requested and which I have deemed relevant in connection with the evaluation of the merits and risks of my investment in the Company;

     I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of the purchase of the Stock hereunder and I am able to bear the economic risk of such purchase; and

     The agreements, representations, warranties, and covenants made by me herein extend to, and apply to, all of the Stock of the Company issued to me pursuant to this Award. Acceptance by me of the certificate representing such Stock shall constitute a confirmation by me that all such agreements, representations, warranties, and covenants made herein shall be true and correct at that time.

     I understand that the certificates representing the shares being purchased by me in accordance with this notice shall bear a legend referring to the foregoing covenants, representations, warranties and restrictions on transfer, and I agree that a legend to that effect may be placed on any certificate which may be issued to me as a substitute for the certificates being acquired by me in accordance with this notice.

                                                     Very truly yours,

                                                     -------------------------

AGREED TO AND ACCEPTED:

Omega Healthcare Investors, Inc.

By:
    ----------------------------
Title:
    ----------------------------
Number of Shares Exercised:
                            ---------------
Number of Shares Remaining:                                   Date:___________
                            ---------------

                                    EXHIBIT 2

                         NOTICE OF WITHHOLDING ELECTION
                        Omega Healthcare Investors, Inc.


TO:               Omega Healthcare Investors, Inc.

FROM:
                  --------------------------------
RE:               Withholding Election


This election relates to the Option identified in Paragraph 3 below. I hereby certify that:

(1) My correct name and social security number and my current address are set forth at the end of this document.

(2)      I am (check one, whichever is applicable)

         [  ]     the original recipient of the Option.

         [  ]     the legal representative of the estate of the original
                  recipient of the Option.

         [  ]     a legatee of the original recipient of the Option.

         [  ]     the legal guardian of the original recipient of the Option.

(3) The Option to which this election relates was issued under the Omega Healthcare Investors, Inc. 2000 Stock Incentive Plan (the "Plan") in the name of _________________________ for the purchase of a total of _________ shares of Stock of the Company. This election relates to
         _______________ shares of Stock issuable upon exercise of the Option, provided that the numbers set forth above shall be deemed changed as appropriate to reflect the applicable Plan provisions.

(4) In connection with any exercise of the Option with respect to the Stock, I hereby elect:

         [ ] To have certain of the shares issuable pursuant to the exercise withheld by the Company for the purpose of having the value of the shares applied to pay federal, state, and local, if any, taxes arising from the exercise.

         [ ] To tender shares held by me for a period of at least six (6) months prior to the exercise of the Option for the purpose of having the value of the shares applied to pay such taxes.

         The shares to be withheld or tendered, as applicable, shall have, as of the Tax Date applicable to the exercise, a Fair Market Value equal to the minimum statutory tax withholding requirement under federal, state, and local law in connection with the exercise.

(5) This Withholding Election is made no later than the Tax Date and is otherwise timely made pursuant to the Plan.

(6) I understand that this Withholding Election may not be revised, amended or revoked by me.

(7) I further understand that the Company shall withhold from the shares a whole number of shares having the value specified in Paragraph 4 above, as applicable.

(8) The Plan has been made available to me by the Company. I have read and understand the Plan and I have no reason to believe that any of the conditions to the making of this Withholding Election have not been met.

(9) Capitalized terms used in this Notice of Withholding Election without definition shall have the meanings given to them in the Plan.


Dated:
       ----------------             ----------------------------------------
                                    Signature

----------------------              ----------------------------------------
Social Security Number              Name (Printed)

                                    ----------------------------------------
                                    Street Address

                                    ----------------------------------------
                                    City, State, Zip Code

                                   SCHEDULE 1

                         VESTING SCHEDULE FOR INCENTIVE
                    STOCK OPTION AWARD ISSUED PURSUANT TO THE
                        Omega Healthcare Investors, Inc.
                        2000 INCENTIVE STOCK OPTION PLAN


Vesting Schedule

The Option shall become vested as to 33,333 Option Shares (i.e., a number of Option Shares equal to $100,000 divided by the Exercise Price per share) on each of December 31, 2002, August 1, 2003, August 1, 2004 and August 1, 2005, in each case provided the Optionee continues to be employed by the Company through the applicable date.

Notwithstanding the foregoing, in the event of the Optionee's termination of employment (i) by the Optionee for "Good Reason" (as defined in the Employment Agreement between the Company and the Employee dated July 30, 2001 (the "Employment Agreement")) within one year following a Change in Control or (ii) by the Company without "Cause" (as defined in the Employment Agreement), 100% of the Option Shares shall become vested. The vesting provided for in this paragraph is expressly contingent upon the Employee executing and not revoking the release, covenant not to sue, and non-disparagement agreement referred to in
Section 3(c) of the Employment Agreement.

"Change in Control" means the occurrence of any of the following events:

(i) any "Person" (as defined in Section 3(a)(9) of the Securities Exchange Act of 1934 (the "Exchange Act") as modified and used in Sections 13(d) and 14(d) of the Exchange Act), other than Explorer Holdings, L.P. or Hampstead Investment Partners III, L.P. or either of their successors or affiliates, is or becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of equity securities of the Company representing more than fifty percent (50%) of the voting power or value of the Company's then outstanding voting equity securities and controls the right to elect a majority of the Board of Directors of the Company;

(ii) The consummation of a merger, consolidation, share exchange or other reorganization in which the shareholders of the Company immediately prior to the transaction do not own equity securities of the surviving entity representing at least fifty percent (50%) of the combined voting power or value of the surviving entity's then outstanding voting securities immediately after the transaction and do not control the right to elect a majority of the Board of Directors of the Company;

(iii) The sale or transfer of all or substantially all of the value of the assets of the Company, in a single transaction, in a series of related transactions, or in a series of transactions over any one year period; or

(iv)     A dissolution or liquidation of the Company.


Except as otherwise expressly provided above, the Optionee shall continue to vest in the Option Shares only for those periods during which the Optionee continues to be an employee of the Company or an Affiliate and any portion of the Option Shares in which the Optionee is not vested as of his termination of employment shall be forfeited.

                                                                         EXHIBIT
                                                                         -------





                        NON-QUALIFIED STOCK OPTION AWARD
                PURSUANT TO THE OMEGA HEALTHCARE INVESTORS, INC.
                            2000 STOCK INCENTIVE PLAN


     THIS AWARD is made as of the Grant Date, by OMEGA HEALTHCARE INVESTORS, INC. (the "Company") to R. Lee Crabill, Jr. (the "Optionee").

     Upon and subject to the Terms and Conditions attached hereto and incorporated herein by reference, the Company hereby awards as of the Grant Date to Optionee a non-qualified stock option (the "Option"), as described below, to purchase the Option Shares.

A. Grant Date: July 30, 2001

B. Type of Option: Non-Qualified Stock Option.

C. Plan under which granted: Omega Healthcare Investors, Inc. 2000 Stock Incentive Plan (the "Plan").

D. Option Shares: All or any part of 41,667 shares of the Company's common stock (the "Common Stock"), subject to adjustment as provided in the attached Terms and Conditions.

E. Exercise Price: $3.00 per share, subject to adjustment as provided in the attached Terms and Conditions.

F. Option Period: The Option may be exercised only during the Option Period which commences on the Grant Date and ends, subject to earlier termination as provided in the attached Terms and Conditions, on the earliest of the following:

     (i) the tenth (10th) anniversary of the Grant Date;

     (ii) ninety (90) days following the date the Optionee ceases to be an employee or director of or consultant to the Company or an "Affiliate" (as defined in the Plan) for any reason other than death, Disability or termination of the Optionee's service by the Company or an Affiliate for Cause;

     (iii) the first anniversary of the date the Optionee ceases to be an employee or director of or consultant to the Company or an Affiliate due to death or Disability; or

     (iv) ten (10) days after the date the Optionee is given notice by the Company or an Affiliate that it is terminating his service for Cause;

     provided, however, that the Option may only be exercised as to the vested Option Shares determined pursuant to the Vesting Schedule. Note that other restrictions to exercising the Option, as described in the attached Terms and Conditions, may apply.


G. Vesting Schedule: The Option Shares shall vest in accordance with the Vesting Schedule attached hereto as Schedule 1.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the Company and Optionee have executed this Award as of the Grant Date set forth above.

                                              OMEGA HEALTHCARE INVESTORS, INC.


                                         By:
                                              --------------------------------
                                              Taylor Pickett, President and CEO


                                               OPTIONEE

                                               ---------------------------------
                                               R. Lee Crabill, Jr.

                          TERMS AND CONDITIONS TO THE
                        NON-QUALIFIED STOCK OPTION AWARD
                                PURSUANT TO THE
                        OMEGA HEALTHCARE INVESTORS, INC.
                           2000 STOCK INCENTIVE PLAN

     1. Exercise of Option. Subject to the provisions provided herein or in the Award made pursuant to the Omega Healthcare Investors, Inc. 2000 Stock Incentive
Plan:

          (a) The Option may be exercised with respect to all or any portion of the vested Option Shares at any time during the Option Period by the delivery to the Company, at its principal place of business, of (i) a written notice of exercise in substantially the form attached hereto as
     Exhibit 1, which shall be actually delivered to the Company no earlier than thirty (30) days and no later than ten (10) days prior to the date upon which Optionee desires to exercise all or any portion of the Option and
     (ii) payment to the Company of the Exercise Price multiplied by the number of shares being purchased (the "Purchase Price") in the manner provided in Subsection (b).

          (b) The Purchase Price shall be paid in full upon the exercise of an Option and no Option Shares shall be issued or delivered until full payment therefor has been made. Payment of the Purchase Price for all Option Shares purchased pursuant to the exercise of an Option shall be made in cash, certified check, or, alternatively, as follows:

               (i) by delivery to the Company of a number of shares of Common Stock which have been owned by the Optionee for at least six (6) months prior to the date of the Option's exercise, having a Fair Market Value, as determined under the Plan, on the date of exercise either equal to the Purchase Price or in combination with cash to equal the Purchase Price; or

               (ii) by receipt of the Purchase Price in cash from a broker, dealer or other "creditor" as defined by Regulation T issued by the Board of Governors of the Federal Reserve System following delivery by the Optionee to the Committee (defined in the Plan) of instructions in a form acceptable to the Committee regarding delivery to such broker, dealer or other creditor of that number of Option Shares with respect to which the Option is exercised.

          Upon acceptance of such notice and receipt of payment in full of the Purchase Price and any tax withholding liability, the Company shall cause to be issued a certificate representing the Option Shares purchased.

     2. Withholding. The Optionee must satisfy federal, state and local, if any, withholding taxes imposed by reason of the exercise of the Option either by paying to the Company the full amount of the withholding obligation (i) in cash;
(ii) by tendering shares of Common Stock which have been owned by the Optionee for at least six (6) months prior to the date of exercise having a "Fair Market Value" (as defined in the Plan) equal to the withholding obligation; (iii) by electing, irrevocably and in writing (the "Withholding Election"), to have the smallest number of whole shares of Common Stock withheld by the Company which, when multiplied by the Fair Market Value of the Common Stock as of the date the Option is exercised, is sufficient to satisfy the amount of withholding tax; or
(iv) by any combination of the above. Optionee may make a Withholding Election only if the following conditions are met:

          (a) the Withholding Election is made on or prior to the date on which the amount of tax required to be withheld is determined (the "Tax Date") by executing and delivering to the Company a properly completed Notice of Withholding Election in substantially the form attached hereto as Exhibit 2; and

          (b) any Withholding Election will be irrevocable; however, the Committee may, in its sole discretion, disapprove and give no effect to the Withholding Election.

     3. Rights as Shareholder. Until the stock certificates reflecting the Option Shares accruing to the Optionee upon exercise of the Option are issued to the Optionee, the Optionee shall have no rights as a shareholder with respect to such Option Shares. The Company shall make no adjustment for any dividends or distributions or other rights on or with respect to Option Shares for which the record date is prior to the issuance of that stock certificate, except as the Plan or this Award otherwise provides.

     4. Restriction on Transfer of Option and Option Shares. Unless otherwise permitted by the "Committee" (as defined in the Plan), the Option evidenced hereby is nontransferable other than by will or the laws of descent and distribution, and, shall be exercisable during the lifetime of the Optionee only by the Optionee (or in the event of his Disability, by his legal representative) and after his death, only by the legal representative of the Optionee's estate or, if no legal representative is appointed, the successor in interest determined under the Optionee's will.

     5. Changes in Capitalization.

          (a) The number of Option Shares and the Exercise Price shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or combination of shares or the payment of a stock dividend in shares of Common Stock to holders of outstanding shares of Common Stock or any other increase or decrease in the number of shares of Common Stock outstanding effected without receipt of consideration by the Company.

          (b) In the event of a merger, consolidation, extraordinary dividend, spin-off, sale of substantially all of the Company's assets or other material change in the capital structure of the Company, or a tender offer for shares of Common Stock, or a Change in Control (each, a "Corporate Transaction") , the Committee shall take such action to make such adjustments in the Option or the terms of this Award as the Committee, in its sole discretion, determines in good faith is necessary to reflect the terms of such Corporate Transaction so as to preserve the economic value of the Option determined as of the date of the Corporate Transaction or Committee action, as the case may be, including, without limitation, adjusting the number and class of securities subject to the Option, with a corresponding adjustment in the Exercise Price, substituting a new option to replace the Option, accelerating the termination of the Option Period or terminating the Option in consideration of a cash payment to the Optionee in an amount equal to the excess of the then Fair Market Value of the Option Shares over the aggregate Exercise Price of the Option Shares. In determining economic value, the Committee need not take into account the possibility of future appreciation. Any determination made by the Committee pursuant to this Section 5(b) will be final and binding on the Optionee. Any action taken by the Committee need not treat all optionees equally.

          (c) The existence of the Plan and this Award shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Common Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

     6. Special Limitations on Exercise. Any exercise of the Option is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by the Option upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the delivery of shares thereunder, the delivery of any or all shares pursuant to the Option may be withheld unless and until such listing, registration or qualification shall have been effected. The Optionee shall deliver to the Company, prior to the exercise of the Option, such information, representations and warranties as the Company may reasonably request in order for the Company to be able to satisfy itself that the Option Shares being acquired in accordance with the terms of an applicable exemption from the securities registration requirements of applicable federal and state securities laws.

     7. Legend on Stock Certificates. Certificates evidencing the Option Shares, to the extent appropriate at the time, shall have noted conspicuously on the certificates a legend intended to give all persons full notice of the existence of the conditions, restrictions, rights and obligations set forth herein and in the Plan such as:

                             TRANSFER IS RESTRICTED
                             ----------------------

          THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, OR HYPOTHECATED UNLESS (1) THERE IS AN EFFECTIVE REGISTRATION UNDER SUCH ACT COVERING SUCH SECURITIES, (2) THE TRANSFER IS MADE IN COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR (3) THE ISSUER RECEIVES AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT.

     Optionee agrees that the Company may also endorse any other legends it deems necessary and advisable or as may be required by applicable federal or state securities laws.

     8. Governing Laws. This Award shall be construed, administered and enforced according to the laws of the State of Michigan; provided, however, no option may be exercised except, in the reasonable judgment of the Board of Directors, in compliance with exemptions under applicable state securities laws of the state in which the Optionee resides, and/or any other applicable securities laws.

     9. Successors. This Award shall be binding upon and inure to the benefit of the heirs, legal representatives, successors and permitted assigns of the parties.

     10. Notice. Except as otherwise specified herein, all notices and other communications under this Award shall be in writing and shall be deemed to have been given if personally delivered or if sent by registered or certified United States mail, return receipt requested, postage prepaid, addressed to the proposed recipient at the last known address of the recipient. Any party may designate any other address to which notices shall be sent by giving notice of the address to the other parties in the same manner as provided herein.

     11. Severability. In the event that any one or more of the provisions or portion thereof contained in this Award shall for any reason be held to be invalid, illegal or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of this Award, and this Award shall be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained herein.

     12. Entire Agreement. Subject to the terms and conditions of the Plan, this Award expresses the entire understanding and agreement of the parties. This Award may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

     13. Violation. Any transfer, pledge, sale, assignment, or hypothecation of the Option or any portion thereof shall be a violation of the terms of this Award and shall be void and without effect.

     14. Headings. Paragraph headings used herein are for convenience of reference only and shall not be considered in construing this Award.

     15. Specific Performance. In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Award, the party or parties who are thereby aggrieved shall have the right to specific performance and injunction in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.

     16. No Right to Continued Employment. Neither the establishment of the Plan nor the award of Option Shares hereunder shall be construed as giving the Optionee the right to continued employment.

     17. Definitions. As used in these Terms and Conditions and this Award,

          (a) "Cause" has the definition set forth in the Employment Agreement between the Company and the Employee dated July 30, 2001, as amended.

          (b) Other undefined and capitalized terms shall have the meaning set forth in the Omega Healthcare Investors, Inc. 2000 Stock Incentive Plan, where the context reasonably permits.

                                    EXHIBIT 1

                              NOTICE OF EXERCISE OF
                            STOCK OPTION TO PURCHASE
                                 COMMON STOCK OF
                        OMEGA HEALTHCARE INVESTORS, INC.


                                      Name
                                           -------------------------------------
                                      Address
                                           -------------------------------------
                                      Date
                                           -------------------------------------
Omega Healthcare Investors, Inc.
900 Victors Way, Suite 350
Ann Arbor, Michigan  48108

Re:      Exercise of Non-Qualified Stock Option

Gentlemen:

     Subject to acceptance hereof in writing by Omega Healthcare Investors, Inc. (the "Company") pursuant to the provisions of the Omega Healthcare Investors, Inc. 2000 Stock Option and Equity Incentive Plan, I hereby give at least ten days but not more than thirty days prior notice of my election to exercise options granted to me to purchase ______________ shares of Common Stock of the Company under the Non-Qualified Stock Option Award (the "Award") pursuant to the Omega Healthcare Investors, Inc. 2000 Stock Option and Equity Incentive Plan dated as of _____________. The purchase shall take place as of __________ (the "Exercise Date").

     On or before the Exercise Date, I will pay the applicable purchase price as follows:

                  [ ] by delivery of cash or a certified check for $___________ for the full purchase price payable to the order of Omega Healthcare Investors, Inc..

                  [ ] by delivery of a certified check for $___________ representing a portion of the purchase price with the balance to consist of shares of Common Stock that I have owned for at least six months and that are represented by a stock certificate I will surrender to the Company with my endorsement. If the number of shares of Common Stock represented by such stock certificate exceed the number to be applied against the purchase price, I understand that a new stock certificate will be issued to me reflecting the excess number of shares.

                  [ ] by delivery of a stock certificate representing shares of Common Stock that I have owned for at least six months which I will surrender to the Company with my endorsement as payment of the purchase price. If the number of shares of Common Stock represented by such certificate exceed the number to be applied against the purchase price, I understand that a new certificate will be issued to me reflecting the excess number of shares.

                  [ ] by delivery of the purchase price by ________________, a broker, dealer or other "creditor" as defined by Regulation T issued by the Board of Governors of the Federal Reserve System. I hereby authorize the Company to issue a stock certificate in number of shares indicated above in the name of said broker, dealer or other creditor or its nominee pursuant to instructions received by the Company and to deliver said stock certificate directly to that broker, dealer or other creditor (or to such other party specified in the instructions received by the Company from the broker, dealer or other creditor) upon receipt of the purchase price.

     The required federal, state and local income tax withholding obligations, if any, on the exercise of the Award shall also be paid in cash or by certified check on or before the Exercise Date, or will be satisfied in the manner provided in the Withholding Election previously tendered or to be tendered to the Company no later than the indicated date of purchase.

     As soon as the stock certificate is registered in my name, please deliver it to me at the above address.

     If the Common Stock being acquired is not registered for issuance to and resale by the Optionee pursuant to an effective registration statement on Form S-8 (or successor form) filed under the Securities Act of 1933, as amended (the "1933 Act"), I hereby represent, warrant, covenant, and agree with the Company as follows:

     The shares of the Common Stock being acquired by me will be acquired for my own account without the participation of any other person, with the intent of holding the Common Stock for investment and without the intent of participating, directly or indirectly, in a distribution of the Common Stock and not with a view to, or for resale in connection with, any distribution of the Common Stock, nor am I aware of the existence of any distribution of the Common Stock;

     I am not acquiring the Common Stock based upon any representation, oral or written, by any person with respect to the future value of, or income from, the Common Stock but rather upon an independent examination and judgment as to the prospects of the Company;

     The Common Stock was not offered to me by means of publicly disseminated advertisements or sales literature, nor am I aware of any offers made to other persons by such means;

     I am able to bear the economic risks of the investment in the Common Stock, including the risk of a complete loss of my investment therein;

     I understand and agree that the Common Stock will be issued and sold to me without registration under any state law relating to the registration of securities for sale, and will be issued and sold in reliance on the exemptions from registration under the 1933 Act, provided by Sections 3(b) and/or 4(2) thereof and the rules and regulations promulgated thereunder;

     The Common Stock cannot be offered for sale, sold or transferred by me other than pursuant to: (A) an effective registration under the 1933 Act or in a transaction otherwise in compliance with the 1933 Act; and (B) evidence satisfactory to the Company of compliance with the applicable securities laws of other jurisdictions. The Company shall be entitled to rely upon an opinion of counsel satisfactory to it with respect to compliance with the above laws;

     The Company will be under no obligation to register the Common Stock or to comply with any exemption available for sale of the Common Stock without registration or filing, and the information or conditions necessary to permit routine sales of securities of the Company under Rule 144 under the 1933 Act are not now available and no assurance has been given that it or they will become available. The Company is under no obligation to act in any manner so as to make Rule 144 available with respect to the Common Stock;

     I have and have had complete access to and the opportunity to review and make copies of all material documents related to the business of the Company, including, but not limited to, contracts, financial statements, tax returns, leases, deeds and other books and records. I have examined such of these documents as I wished and am familiar with the business and affairs of the Company. I realize that the purchase of the Common Stock is a speculative investment and that any possible profit therefrom is uncertain;

     I have had the opportunity to ask questions of and receive answers from the Company and any person acting on its behalf and to obtain all material information reasonably available with respect to the Company and its affairs. I have received all information and data with respect to the Company which I have requested and which I have deemed relevant in connection with the evaluation of the merits and risks of my investment in the Company;

     I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of the purchase of the Common Stock hereunder and I am able to bear the economic risk of such purchase; and

     The agreements, representations, warranties and covenants made by me herein extend to and apply to all of the Common Stock of the Company issued to me pursuant to this Award. Acceptance by me of the certificate representing such Common Stock shall constitute a confirmation by me that all such agreements, representations, warranties and covenants made herein shall be true and correct at that time.

     I understand that the certificates representing the shares being purchased by me in accordance with this notice shall bear a legend referring to the foregoing covenants, representations and warranties and restrictions on transfer, and I agree that a legend to that effect may be placed on any certificate which may be issued to me as a substitute for the certificates being acquired by me in accordance with this notice.

                                                     Very truly yours,


                                                     ---------------------------

AGREED TO AND ACCEPTED

OMEGA HEALTHCARE INVESTORS, INC.


By:
   ----------------------------------
Title:
      -------------------------------
Number of Shares
Exercised:
          ---------------------------
Number of Shares
Remaining:                                           Date:
          ---------------------------                     ----------------------

                                    EXHIBIT 2

                         NOTICE OF WITHHOLDING ELECTION
                        OMEGA HEALTHCARE INVESTORS, INC.


TO:               Omega Healthcare Investors, Inc.

FROM:
                  --------------------------------
RE:               Withholding Election


This election relates to the Option identified in Paragraph 3 below. I hereby certify that:

(1) My correct name and social security number and my current address are set forth at the end of this document.

(2)     I am (check one, whichever is applicable).

         [  ]     the original recipient of the Option.

         [  ]     the legal representative of the estate of the original
                  recipient of the Option.

         [  ]     a legatee of the original recipient of the Option.

         [  ]     the legal guardian of the original recipient of the Option.

(3) The Option to which this election relates was issued under the Omega Healthcare Investors, Inc. 2000 Stock Incentive Plan (the "Plan") in the name of _________________________ for the purchase of a total of _______________ shares of Common Stock of the Company. This election relates to _______________ shares of Common Stock issuable upon exercise of the Option, provided that the numbers set forth above shall be deemed changed as appropriate to reflect the applicable Plan provisions.

 (4) In connection with any exercise of the Option with respect to the Common Stock, I hereby elect:

         [ ] to have certain of the shares issuable pursuant to the exercise withheld by the Company for the purpose of having the value of the shares applied to pay federal, state, and local, if any, taxes arising from the exercise.

         [ ] to tender shares held by me for a period of at least six (6) months prior to the exercise of the option for the purpose of having the value of the shares applied to pay such taxes.

         The shares to be withheld or tendered, as applicable, shall have, as of the Tax Date applicable to the exercise, a Fair Market Value equal to the minimum statutory tax withholding requirement under federal, state, and local law in connection with the exercise.

 (5) This Withholding Election is made no later than the Tax Date and is otherwise timely made pursuant to the Plan.

 (6) I understand that this Withholding Election may not be revised, amended or revoked by me.

 (7) I further understand that the Company shall withhold from the shares a whole number of shares having the value specified in Paragraph 4 above, as applicable.

 (8) The Plan has been made available to me by the Company. I have read and understand the Plan and I have no reason to believe that any of the conditions to the making of this Withholding Election have not been met.

 (9) Capitalized terms used in this Notice of Withholding Election without definition shall have the meanings given to them in the Plan.


 Dated:                                     ---------------------------------
        --------------------------             Signature

-------------------------                   ---------------------------------
 Social Security Number                     Name (Printed)

                                            ---------------------------------
                                            Street Address

                                            ---------------------------------
                                            City, State, Zip Code

                                   SCHEDULE 1
                        NON-QUALIFIED STOCK OPTION AWARD
                             ISSUED PURSUANT TO THE
                        OMEGA HEALTHCARE INVESTORS, INC.
                            2000 STOCK INCENTIVE PLAN



Vesting Schedule


The Option shall become vested as to 50% of the Option Shares after the Optionee has performed two years of service, and the remaining unvested 50% of the Option Shares shall become ratably vested (month by month) over the twenty-four (24) months of Optionee's service following the second anniversary of the Grant Date, so that once the Optionee has performed four years of service, the Option will be vested as to 100% of the Option Shares.

Notwithstanding the foregoing, in the event of the Optionee's termination of employment (i) by the Optionee for "Good Reason" (as defined in the Employment Agreement between the Company and the Employee dated July 30, 2001 (the "Employment Agreement")) within one year following a Change in Control or (ii) by the Company without "Cause" (as defined in the Employment Agreement), 100% of the Option Shares shall become vested. The vesting provided for in this paragraph is expressly contingent upon the Employee executing and not revoking the Release, as provided in Section 3(c) of the Employment Agreement.

Change in Control means the occurrence of any of the following events:

(i) any "Person" (as defined in Section 3(a)(9) of the Securities Exchange Act of 1934 (the "Exchange Act") as modified and used in Sections 13(d) and 14(d) of the Exchange Act), other than Explorer Holdings, L.P. or Hampstead Investment Partners III, L.P. or either of their successors or affiliates, is or becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of equity securities of the Company representing more than fifty percent (50%) of the voting power or value of the Company's then outstanding voting equity securities and elects a majority of the Board of Directors of the Company;

(ii) The consummation of a merger, consolidation, share exchange or other reorganization in which the shareholders of the Company immediately prior to the transaction do not own equity securities of the surviving entity representing at least fifty percent (50%) of the combined voting power or value of the surviving entity's then outstanding voting securities immediately after the transaction and has not elected a majority of the Board of Directors of the Company;

(iii) The sale or transfer of all or substantially all of the value of the assets of the Company, in a single transaction, in a series of related transactions, or in a series of transactions over any one year period; or

(iv)     A dissolution or liquidation of the Company.


Except as otherwise expressly provided above, the Optionee shall continue to vest in the Option Shares only for those periods during which the Optionee continues to be an employee of the Company or an Affiliate and any portion of the Option Shares in which the Optionee is not vested as of his termination of employment shall be forfeited.